Discontinued Operations	12 Months Ended
Sep. 30, 2018
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
Note 7.	Discontinued Operations

On May 15, 2016, WestRock completed the Separation. We distributed 100% of the outstanding common stock, par value $0.01 per share, of Ingevity, then a wholly-owned subsidiary of WestRock, to WestRock’s stockholders of record as of the close of business on May 4, 2016, with such stockholders receiving one share of Ingevity common stock for every six shares of Common Stock held as of such record date. Since the Separation, we have not beneficially owned any shares of Ingevity common stock and Ingevity has been an independent public company trading under the symbol “NGVT” on the NYSE. We disposed of the former Specialty Chemicals segment in its entirety and ceased to consolidate its assets, liabilities and results of operations. Accordingly, we have presented the financial position and results of operations of our former Specialty Chemicals segment as discontinued operations in the accompanying consolidated financial statements for all periods presented.

In connection with the Separation, we and Ingevity entered into a separation and distribution agreement as well as various other agreements that provide a framework for the relationships between the parties going forward, including among others a tax matters agreement, a lease and ground service agreement with respect to our Covington, Virginia facility, an intellectual property agreement, a crude tall oil and black liquor soap skimming supply agreement, a trust agreement, an employee matters agreement and a transition service agreement. These agreements provided for the allocation between us and Ingevity of assets, employees, liabilities and obligations attributable to periods prior to, at and after the Separation and govern certain relationships between us and Ingevity after the Separation.

Prior to the Separation, Ingevity, then a wholly-owned subsidiary of WestRock, borrowed $500.0 million in contemplation of the Separation and distributed the majority of these funds to WestRock, which used the funds to pay down debt. In addition, Ingevity assumed an $80.0 million, 7.67% capital lease obligation due January 15, 2027 owed to the City of Wickliffe, KY. In contemplation of the Separation, Ingevity also funded a trust in the amount of $68.9 million to secure the balloon principal payment of the capital lease upon the lease’s maturity. We remain a co-obligor on the capital lease obligation; therefore, the capital lease assumed by Ingevity remains recorded in our consolidated financial statements in long-term debt. At the time of the Separation, we recorded a $108.2 million long-term asset for the estimated fair value of the future principal and interest payments on the capital lease obligation assumed by Ingevity. The value of the long-term asset and the long-term debt under the lease will reduce over the life of the lease using the effective interest method. The $500.0 million of debt and the $68.9 million in the trust were assumed by Ingevity, and removed from our consolidated financial statements as part of our discontinued operations reporting.

The following table presents the financial results of Specialty Chemicals’ discontinued operations (in millions):

2016
Net sales	$533.7
Cost of goods sold	387.5
Selling, general and administrative, excluding intangible amortization	65.6
Selling, general and administrative intangible amortization	28.8
Restructuring and other costs	49.5
Impairment of Specialty Chemicals goodwill and intangibles	579.4
Operating loss	(577.1)
Interest income (expense) and other income (expense), net	0.1
Loss from discontinued operations before income taxes	(577.0)
Income tax benefit	32.3
Loss from discontinued operations	$(544.7)

Fiscal 2016 restructuring and other costs are primarily associated with costs incurred to support the Separation and consist primarily of advisory, legal, accounting and other professional fees. Additionally, restructuring and other costs include $10.0 million of costs associated with the closure of Ingevity’s Duque de Caxias facility in Brazil and other severance and share-based compensation expenses.

In the first quarter of fiscal 2016, as part of our evaluation of whether events or changes in circumstances had occurred that would indicate whether it was more likely than not that the goodwill of our then-owned Specialty Chemicals reporting unit was impaired, we considered factors such as, but not limited to, macroeconomic conditions, industry and market considerations, and financial performance, including the planned revenue and earnings of the reporting unit. We concluded that an impairment indicator had occurred related to the goodwill of the Specialty Chemicals reporting unit and that the indicator was driven by market factors subsequent to the Combination.

Accordingly, we performed a “Step 1” goodwill impairment test where we updated the discounted cash flow analysis used to determine the reporting unit’s initial fair value on July 1, 2015. We also compared those results to the valuations performed by our investment bankers in connection with the planned separation of our Specialty Chemicals business. Based on the results of the impairment test and analysis, we concluded that the fair value of the Specialty Chemicals reporting unit was less than its carrying amount and began a “Step 2” goodwill impairment test to determine the amount of impairment loss, if any. As part of the analysis, we determined that the carrying value of the property, plant and equipment and intangibles, all of which have finite lives, on a “held and used” basis did not exceed the estimated undiscounted future cash flows.

In light of changing market conditions, expected revenue and earnings of the reporting unit, lower comparative market valuations for companies in Specialty Chemicals’ peer group and our preliminary “Step 2” test, we concluded that an impairment of the Specialty Chemicals reporting unit was probable and could be reasonably estimated. As a result, we recorded a pre-tax and after-tax non-cash goodwill impairment charge of $478.3 million. This amount is included in the line item “Loss from discontinued operations” in the consolidated statements of operations. No tax benefit was recorded for the goodwill impairment.

Until the completion of the Separation, GAAP required us to assess impairment of the Specialty Chemicals’ long-lived assets using the “held and used” model which was based on undiscounted future cash flows. Under this model, if the expected cash flows over the life of the primary asset of the reporting unit were in excess of the carrying amount, then there would be no impairment. At the date of the Separation, we assessed Specialty Chemical’s assets for potential impairment using the “held for sale” model. This model compares the fair value of the disposal unit to its carrying value and if the fair value less cost to sell is lower, then an impairment loss would be recorded. At the date of the Separation, we evaluated the Specialty Chemical’s intangibles, which consisted predominantly of customer list intangibles, for impairment. Our analysis at May 15, 2016, using the income approach (multi-period excess earnings method), indicated that there was a $101.1 million pre-tax non-cash impairment of our Specialty Chemicals customer relationships intangible. The impairment loss was recorded on the Separation and is included as a component of discontinued operations.

The following table presents the significant non-cash items and capital expenditures for Specialty Chemicals’ that are included in the consolidated statements of cash flows (in millions):

2016
Depreciation, depletion and amortization	$57.2
Impairment of Specialty Chemicals goodwill and intangibles	$579.4
Capital expenditures	$(45.2)

Depreciation expense and amortization expense in fiscal 2016 were $30.4 million $26.8 million, respectively.